                                                                       EXHIBIT 1


                       PACIFIC GAS AND ELECTRIC COMPANY

                        SAVINGS FUND PLAN MASTER TRUST


                             FINANCIAL STATEMENTS




                               TABLE OF CONTENTS



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


FINANCIAL STATEMENTS


          Statements of Net Assets - December 31, 1996 and 1995


          Statements of Changes in Net Assets for the Year Ended December 31,
          1996

          Notes to Financial Statements - December 31, 1996


SCHEDULES


          Schedule I:   Line 27(a) - Schedule of Assets Held for Investment
                        Purposes -    December 31, 1996


          Schedule II: Line 27(d) - Schedule of Reportable Transactions for the Year Ended December 31,1996

                              ARTHUR ANDERSEN LLP

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Employee Benefit Finance Committee of Pacific Gas and Electric Company and
Participants in the Savings Fund Plans:

We have audited the accompanying statements of net assets of Pacific Gas and Electric Company Savings Fund Plan Master Trust (the Trust) as of December 31, 1996 and 1995, and the related statement of changes in net assets for the year ended December 31, 1996. These financial statements and the schedules referred to below are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements are those of the Trust established under the Pacific Gas and Electric Company Savings Fund Plan Master Trust. These statements do not purport to present the financial statements of the individual employee benefit plans and do not contain disclosures necessary for a fair presentation of the financial statements of the individual employee benefit plans in conformity with generally accepted accounting principles. Furthermore, these statements do not purport to satisfy the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974 relating to financial statements of employee benefit plans. Reference should be made to the Form 5500s and related financial statements of the individual employee benefit plans that have been prepared and filed pursuant to these reporting rules and regulations.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets of the Trust as of December 31, 1996 and 1995, and the changes in net assets for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes as of December 31, 1996, and reportable transactions for the year ended December 31, 1996, are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The fund information in the statements of net assets and changes in net assets is presented for the purpose of additional analysis rather than to present the net assets and changes in net assets of each fund. The supplemental schedules and fund information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                                             Arthur Andersen LLP
San Francisco, California
     February 26, 1997

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                            STATEMENT OF NET ASSETS
                               December 31, 1996


                                                         Fund Information
                                       ---------------------------------------------------------------------------------

                                                  United
                                       Company    States    Diversified   Guaranteed     Bond    Stock and   Utility
                                        Stock      Bond       Equity        Income      Index     Bond        Stock
                                        Fund       Fund        Fund          Fund        Fund     Fund         Fund      Total
                                       ------     ------    -----------   ---------     ------   --------    -------  ----------
(in thousands)
ASSETS

Investments, at fair value
  Pacific Gas and Electric Company -   $ 830,689   $    -     $       -   $          -  $     -  $      -   $     -   $  830,689
  United States government securities          -    4,542         1,193              -        -         -         -        5,735
  Corporate stocks - common                    -        -       740,165              -        -         -         -      740,165
  Corporate debt instruments                   -        -             -         35,582        -         -         -       35,582
  Insurance company general accounts           -        -             -        224,294        -         -         -      224,294
  Registered investment companies
     Vanguard Bond Index Fund                  -        -             -              -   28,369         -         -       28,369
     Columbia Balanced Fund                    -        -             -              -        -   151,074         -      151,074
     Mellon Bank Utility Stock Fund            -        -             -              -        -         -    40,436       40,436
  Interest bearing accounts               24,230        -        22,926         11,603        -         -         -       58,759
                                       ---------   ------     ---------   ------------  -------  --------   -------   ----------
       Total Investments                 854,919    4,542       764,284        271,479   28,369   151,074    40,436    2,115,103
                                       ---------   ------     ---------   ------------  -------  --------   -------   ----------
Receivables
    Dividends and interest                11,939        -         1,445          1,376      159         -         -       14,919
    Other receivables                          -        -           537              -        -         -         -          537
                                       ---------   ------     ---------       --------  -------  --------   -------   ----------
       Total Receivables                  11,939        -         1,982          1,376      159         -         -       15,456
                                       ---------   ------     ---------       --------  -------  --------   -------   ----------

           Total Assets                  866,858    4,542       766,266        272,855   28,528   151,074    40,436    2,130,559
                                       ---------   ------     ---------       --------  -------  --------   -------   ----------

LIABILITIES                                1,505        -           420              -        -         -         -        1,925
                                       ---------   ------     ---------       --------  -------  --------   -------   ----------
NET ASSETS                             $ 865,353   $4,542     $ 765,846       $272,855  $28,528  $151,074   $40,436   $2,128,634
                                       =========   ======     =========       ========  =======  ========   =======   ==========

The accompanying Notes to Financial Statements are an integral part of these statements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                            STATEMENT OF NET ASSETS
                               December 31, 1995


                                                                           Fund Information
                                                        -----------------------------------------------------------------------

                                                                           United
                                                        Company            States            Diversified        Guaranteed
                                                        Stock              Bond               Equity             Income
                                                        Fund               Fund                Fund               Fund
                                                        ----               ------            ----------         ----------
(in thousands)
ASSETS

Investments, at fair value
  Pacific Gas and Electric Company - common stock       $  1,161,205       $        -        $           -      $         -
  United States government securities                              -            4,424                1,042                -
  Corporate stocks - common                                        -                -              503,528                -
  Corporate debt instruments                                       -                -                    -           63,540
  Insurance company general accounts                               -                -                    -          146,976
  Registered investment companies
     Vanguard Bond Index Fund                                      -                -                    -                -
     Columbia Balanced Fund                                        -                -                    -                -
     Mellon Bank Utility Stock Fund                                -                -                    -                -
  Interest bearing accounts                                   25,082                -               20,205           10,297
                                                        ------------       -----------       -------------      -----------
       Total Investments                                   1,186,287             4,424             524,775          220,813
                                                        ------------       -----------       -------------      -----------
Receivables
    Dividends and interest                                    20,369                 -               1,137            1,051
    Other receivables                                          3,354                 -                  22                8
                                                        ------------       -----------       -------------      -----------
       Total Receivables                                      23,723                 -               1,159            1,059
                                                        ------------       -----------       -------------      -----------

           Total Assets                                    1,210,010             4,424             525,934          221,872
                                                        ------------       -----------       -------------      -----------

LIABILITIES                                                        -                 -                   -                -
                                                        ------------       -----------       -------------      -----------

NET ASSETS                                              $  1,210,010       $     4,424       $     525,934      $   221,872
                                                        ============       ===========       =============      ===========



                                                                         Fund Information
                                                        -----------------------------------------------------------------------

                                                         Bond              Stock and         Utility
                                                        Index                Bond             Stock
                                                         Fund                Fund             Fund              Total
                                                        -----              ---------         --------           -----
(in thousands)
ASSETS

Investments, at fair value
  Pacific Gas and Electric Company - common stock       $                  $                 $                  $   1,161,205
  United States government securities                                                                                   5,466
  Corporate stocks - common                                                                                           503,528
  Corporate debt instruments                                                                                           63,540
  Insurance company general accounts                                                                                  146,976
  Registered investment companies
     Vanguard Bond Index Fund                                 26,394                                                   26,394
     Columbia Balanced Fund                                                    127,992                                127,992
     Mellon Bank Utility Stock Fund                                                                49,284              49,284
  Interest bearing accounts                                                                                            55,584
                                                        ------------       -----------       ------------       -------------
       Total Investments                                      26,394           127,992             49,284           2,139,969
                                                        ------------       -----------       ------------       -------------
Receivables
    Dividends and interest                                       141                 -                  -              22,698
    Other receivables                                              -                 -                  -               3,384
                                                        ------------       -----------       -------------      -------------
       Total Receivables                                         141                 -                  0              26,082
                                                       -------------       -----------       -------------      -------------

           Total Assets                                       26,535           127,992              49,284          2,166,051
                                                       -------------       -----------       -------------      -------------

LIABILITIES                                                        -                 -                   -                  -
                                                        ------------       -----------       -------------      -------------

NET ASSETS                                              $     26,535       $   127,992       $      49,284      $   2,166,051
                                                        ============       ===========       =============      =============

The accompanying Notes to Financial Statements are an integral part of these statements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                      STATEMENT OF CHANGES IN NET ASSETS
                     For the Year Ended December 31, 1996

                                                                                  Fund Information
                                                 -----------------------------------------------------------------------------------
                                                                                United
                                                     Company                    States           Diversified         Guaranteed
                                                     Stock                       Bond               Equity             Income
                                                     Fund                        Fund                Fund               Fund
                                                 ---------------            ---------------      -------------    ------------------
(in thousands)
BALANCE, JANUARY 1, 1996                            $1,210,010                      $4,424           $525,934              $221,872
                                                 ---------------            ---------------      -------------    ------------------
ADDITIONS
Participating plans contributions
  Participant                                           42,515                        -                32,914                 5,342
  Employer                                              14,955                        -                11,102                 1,843
                                                 --------------              ---------------     -------------     -----------------
     Total participating plans contributions            57,470                        -                44,016                 7,185
                                                 --------------              ---------------     -------------     -----------------
Earnings from investments
  Interest
     Interest bearing accounts                           1,220                        -                 1,134                   481
     United States government securities                                               189                                     -
     Fixed income investments                                                         -                                      13,263
                                                 --------------              ---------------     -------------     -----------------
     Total interest                                      1,220                         189              1,134                13,744

  Dividends - common stock                              71,285                        -                13,764                  -
  Registered investment company
  dividends                                               -                           -                                        -
  Other income                                             251                        -                     9                  -

                                                 --------------              ---------------     -------------     -----------------
      Total earnings
      from investments                                  72,756                         189             14,907                13,744

                                                 --------------              ---------------     -------------     -----------------
Net appreciation (depreciation) in fair value
of assets held                                        (298,733)                       -               123,788                  -
                                                 --------------              ---------------     -------------     -----------------
        Total additions (reductions)                  (168,507)                         189           182,711                20,929
                                                 --------------              ---------------     -------------     -----------------

                                                                                   Fund Information
                                                 -------------------------------------------------------------------------------

                                                      Bond               Stock and              Utility
                                                     Index                  Bond                 Stock
                                                      Fund                  Fund                  Fund               Total
                                                 ------------         ---------------        -------------      ----------------
(in thousands)
BALANCE, JANUARY 1, 1996                             $26,535                $127,992              $49,284            $2,166,051
                                                 ------------         ---------------        -------------      ----------------
ADDITIONS
Participating plans contributions
  Participant                                          1,255                   7,365                2,856                92,247
  Employer                                               449                   2,512                  890                31,751
                                                 ------------         ---------------        -------------      ----------------
     Total participating plans contributions           1,704                   9,877                3,746               123,998
                                                 ------------         ---------------        -------------      ----------------
Earnings from investments
  Interest
     Interest bearing accounts                          -                       -                    -                    2,835
     United States government securities                -                       -                    -                      189
     Fixed income investments                           -                       -                    -                   13,263
                                                 ------------         ---------------        -------------      ----------------
     Total interest                                     -                       -                    -                   16,287

  Dividends - common stock                              -                       -                    -                   85,049
  Registered investment company
  dividends                                            1,790                    -                   2,492                 4,282
  Other income                                          -                       -                    -                      260
                                                 ------------         ---------------        -------------      ----------------
      Total earnings
      from investments                                 1,790                    -                   2,492               105,878
                                                 ------------         ---------------        -------------      ----------------

Net appreciation (depreciation) in fair value
of assets held                                          (798)                 16,161               (2,379)             (161,961)
                                                 ------------         ---------------        -------------      ----------------
        Total additions (reductions)                   2,696                  26,038                3,859                67,915

                                                 ------------         ---------------        -------------      ----------------

The accompanying Notes to Financial Statements are an integral part of these statements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                STATEMENT OF CHANGES IN NET ASSETS  (Continued)
                     For the Year Ended December 31, 1996

                                                                        Fund Information
                                                        ----------------------------------------------------------------------
                                                                            United
                                                        Company             States        Diversified       Guaranteed
                                                         Stock               Bond            Equity            Income
                                                          Fund               Fund             Fund              Fund
                                                        -------            -------        -----------       ----------
(in thousands)
DEDUCTIONS
Withdrawals paid to participating plans
  for benefit payments                                  $   47,575        $        71       $   26,763        $    22,550
                                                        ----------        -----------       ----------        -----------
        Total deductions                                    47,575                 71           26,763             22,550
                                                        ----------        -----------       ----------        -----------

TRANSFERS between investment funds                        (128,575)                -            83,964             52,604
                                                        ----------        -----------       ----------        -----------
CHANGE IN NET ASSETS                                      (344,657)               118          239,912             50,983
                                                        ----------        -----------       ----------        -----------
BALANCE, DECEMBER 31, 1996                              $  865,353        $     4,542       $  765,846        $   272,855
                                                        ==========        ===========       ==========        ===========

                                                                     Fund Information
                                                        ----------------------------------------------------------------------

                                                         Bond              Stock and       Utility
                                                         Index                Bond           Stock
                                                         Fund                 Fund            Fund                Total
                                                        -----------        ------------    ----------        -----------------
(in thousands)
DEDUCTIONS
Withdrawals paid to participating plans
  for benefit payments                                  $    1,043        $     4,884     $      2,446       $    105,332
                                                        ----------        -----------      -----------       ------------
        Total deductions                                     1,043              4,884            2,446            105,332

                                                        ----------        -----------      -----------       ------------
TRANSFERS between investment funds                             340              1,928          (10,261)                 -
                                                        ----------        -----------      -----------       ------------
CHANGE IN NET ASSETS                                         1,993             23,082           (8,848)          ($37,417)
                                                        ----------        -----------      -----------       ------------
BALANCE, DECEMBER 31, 1996                              $   28,528        $   151,074      $    40,436       $  2,128,634
                                                        ==========        ===========      ===========       ============

The accompanying Notes to Financial Statements are an integral part of these statements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996


NOTE 1:  Master Trust Description

          Pacific Gas and Electric Company (the Company) established the Savings Fund Plan Master Trust (the Master Trust) on January 1, 1988 to hold the assets of the Company Savings Fund Plans. The Pacific Service Employees Association also participates in the Master Trust. The Master Trust is administered by the Company's Employee Benefit Administrative Committee and Employee Benefit Finance Committee, and State Street Bank and Trust Company is the trustee (the Trustee).

          Interest income, dividends, investment management fees, where appropriate, and the net appreciation or depreciation in the fair value of investments held by the Master Trust are allocated to the individual participating plans each day based upon their proportional share of the fund balances.

          Although the Company has not expressed any intent to do so, its Board of Directors reserves the right to amend or terminate the Master Trust at any time by giving written notice to the Trustee. If the Master Trust is terminated, the Master Trust assets shall be paid out to each separate participating plan in proportion to its interest in the Master Trust.


NOTE 2:  Summary of Significant Accounting Policies

Basis of Accounting

          The financial statements of the Master Trust are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of additions, deductions, assets, and liabilities and disclosure of contingencies. Actual results could differ from these estimates. These financial statements do not purport to present the net assets available for benefits or the change in net assets available for benefits of any of the individual participating retirement plans and do not include all disclosures necessary for a fair presentation of the financial statements of the individual participating plans in conformity with generally accepted accounting principles.


NOTE 3:  Federal Income Taxes

          The Company received a favorable tax determination letter from the Internal Revenue Service (IRS) in November of 1995, and the IRS has ruled that the Master Trust is exempt under Section 501(a). Accordingly, no provision for federal income taxes has been made in the financial statements. The Plan sponsor believes that the Master Trust continues to be designed and operated in accordance with IRS requirements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996



NOTE 4:  Investments

          The Trustee invests a significant portion of the contributions from the participating plans in the common stock of the Company. The Company pays all costs of administering the Master Trust, including fees and expenses of the Trustee and investment management fees for the Diversified Equity Fund and the Guaranteed Income Fund.

          Individual plan participants designate the way in which their contributions are invested and may change their investment designation at any time. Participants may elect to have their contributions invested in one or more of the following funds:

               - Company Stock Fund, invested in Pacific Gas and Electric
                 Company common stock;

               - Diversified Equity Fund (DEF), invested in a diversified portfolio of common stock of other companies;

               - Guaranteed Income Fund (GIF), invested in contracts which offer a fixed rate of interest for a specified period of time;

               - Bond Index Fund (BIF), invested in Vanguard Bond Index Fund, a diversified portfolio consisting of marketable fixed-income securities;

               - Stock and Bond Fund (SBF), invested in a Columbia Balanced
                 Fund, a diversified portfolio of marketable equity securities and marketable fixed-income securities.

               - Utility Stock Fund (USF), invested in Mellon Bank Utility Stock
                 Fund, a portfolio of marketable equity securities of electric utility companies that are members of the Edison Electric Institute, including Pacific Gas and Electric Company.

          The United States Bond Fund was closed to new contributions on July 1, 1991.

          A participant's interest in the investment funds is represented by participation units allocated on the basis of contributions and assigned a unit value on the basis of the total value of each fund. For investments in the United States Savings Bond Fund, a unit is one bond.

Valuation of Investments

          All investments (other than GIF) held by the Master Trust are stated at fair value based on published market quotations. Investments in the GIF are valued at cost which approximates fair value.

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

NOTE 4:  Investments (Continued)


          The net depreciation in fair value of investments in the accompanying statement of changes in net assets reflects the net difference between fair value and cost of investments bought during the year and the net difference between the beginning of the year fair value and the fair value of the assets held, sold or distributed.

Financial Investments with Off-Balance Sheet Risk

          The Employee Benefit Finance Committee has adopted a "Position Statement on Risk Management and the Use of Derivatives" which applies to the Master Trust. This statement recognizes that derivatives may be used by the Master Trust's investment managers to achieve their investment objectives. However, the Master Trust assets will not be exposed to risks through derivatives that would be inappropriate in their absence.

          J.P. Morgan routinely enters into Standard and Poor's (S&P) 500 Index futures contracts for hedging purposes. J.P. Morgan, the investment manager for the DEF, uses S&P 500 index futures contracts to maintain unleveraged stock market exposure while providing the liquidity necessary to accommodate participant cashflows. A margin position is taken on these contracts on a daily basis, with a resulting appreciation or depreciation in the fair value of assets held. As of December 31, 1996, there were 63 S&P 500 index futures contracts valued at approximately $23 million, with a settlement date of March 20, 1997. The net depreciation recorded as of December 31, 1996 on these contracts was approximately $131,000. The collateral (included in interest bearing accounts) with respect to these contracts consisted of a $1,300,000 US T-bill which will mature on February 13, 1997.


NOTE 5:  Subsequent Event

          Effective January 1, 1997, the Company became a subsidiary of its new parent holding company, PG&E Corporation. The Company's ownership interest in Pacific Gas Transmission Company (PGT) and PG&E Enterprises (Enterprises) was transferred to PG&E Corporation. The Company's outstanding common stock was converted on a share-for-share basis into PG&E Corporation common stock. All stock held by the Company Stock Fund is now PG&E Corporation common stock.

                              SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1996



                                                        NUMBER OF SHARES OR
                                                          US SAVINGS BONDS
    NAME OF ISSUER AND DESCRIPTION                     HELD AT CLOSE OF PERIOD           COST             CURRENT VALUE

-------------------------------------------------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)
COMPANY STOCK FUND

*PACIFIC GAS AND ELECTRIC COMPANY COMMON STOCK                39,556,596               $878,189              $830,689

INTEREST BEARING ACCOUNTS
*STATE STREET BANK + TRUST CO
     SHORT TERM INVESTMENT FUND                               24,227,647                 24,230                24,230
                                                             -----------            -----------           -----------

 TOTAL COMMON STOCK FUND                                      63,784,243               $902,419              $854,919
                                                          ==============          =============         =============

 UNITED STATES BOND FUND

 UNITED STATES SAVINGS BONDS, SERIES  E                            5,340               $    100              $    404
  (UNITS OF $18.75 COST AND $25.00 MATURITY)
 UNITED STATES SAVINGS BONDS, SERIES EE                           80,032                  2,001                 3,500
  (UNITS OF $25.00 COST AND $50.00 MATURITY)
 UNITED STATES SAVINGS BONDS SERIES EE                             9,108                    455                   638
  (UNITS OF $50.00 COST AND $100.00 MATURITY)
                                                             -----------            -----------           -----------
TOTAL UNITED STATES BOND FUND                                     94,480               $  2,556              $  4,542
                                                          ==============          =============         =============


 DIVERSIFIED EQUITY FUND

 ABBOTT LABS                                                      30,300               $  1,142              $  1,538
 ADVANTA CORP                                                      3,600                    158                   147
 AETNA INC                                                        29,700                  1,939                 2,376
 AHMANSON H F AND CO                                              18,300                    335                   595
 AIR PRODS + CHEMS INC                                            20,900                  1,126                 1,445
 AIRTOUCH COMMUNICATIONS INC                                     107,200                  3,057                 2,707
 ALBEMARLE CORP                                                   10,500                    144                   190
 ALBERTSONS INC                                                   53,700                  1,907                 1,913
 ALCAN ALUM LTD                                                   47,700                  1,412                 1,604

                              SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1996



                                                        NUMBER OF SHARES OR
                                                          US SAVINGS BONDS
    NAME OF ISSUER AND DESCRIPTION                     HELD AT CLOSE OF PERIOD           COST             CURRENT VALUE

-------------------------------------------------------------------------------------------------------------------------
 ALLEGHENY POWER SYSTEMS INC                                   18,200                     462                       553
 ALLEGHENY TELDYNE INC                                         46,700                     883                     1,074
 ALLIED SIGNAL INC                                             91,600                   3,186                     6,137
 ALTERA CORP                                                    8,300                     394                       603
 ALUMINUM CO AMER                                              53,000                   1,778                     3,379
 ALZA CORP                                                     62,900                   1,822                     1,628
 AMBAC INC                                                      4,000                     167                       266
 AMERICAN EXPRESS CO                                           39,300                   2,094                     2,220
 AMERICAN GEN CORP                                             48,400                   1,591                     1,978
 AMERICAN HOME PRODUCTS CORP                                  108,300                   3,973                     6,349
 AMERICAN INTL GROUP INC                                       27,300                   1,565                     2,955
 AMERICAN WTR WKS INC                                          11,600                     234                       239
 AMERITECH CORP                                                85,800                   4,492                     5,202
 AMOCO CORP                                                    28,600                   1,905                     2,302
 AMR CORP DEL                                                  15,100                     994                     1,331
 ANADARKO PETE CORP                                            10,900                     465                       706
 ANHEUSER BUSCH COS INC                                       103,000                   2,852                     4,120
 ANIXTER INTL INC                                              10,200                     191                       164
 APPLIED MATERIALS INC                                         30,700                     939                     1,103
 APRIA HEALTHCARE GROUP INC                                    46,400                   1,100                       870
 ASHLAND INC                                                   12,100                     439                       531
 ASSOCIATES FIRST CAP CORP                                        300                      14                        13
 AT + T CORP                                                  250,200                   9,282                    10,884
 ATLANTIC RICHFIELD CO                                          9,100                     968                     1,206
 AUTODESK INCORPORATED                                          8,100                     289                       227
 AUTOZONE INC                                                  32,100                     984                       883
 AVON PRODS INC                                                28,500                     973                     1,628
 BALTIMORE GAS + ELEC CO                                       22,300                     521                       597
 BANC ONE CORP                                                 74,900                   2,281                     3,221
 BANCORP HAWAII INC                                             6,200                     221                       260
 BANK OF BOSTON CORP                                           25,400                     995                     1,632
 BANKAMERICA CORP                                              61,900                   3,189                     6,174
 BARD C R INC                                                   3,400                     110                        95
 BARNES + NOBLE INC                                             8,300                     267                       224
 BARNETT BKS INC                                               33,200                   1,041                     1,365
 BAUSCH + LOMB INC                                             39,700                   1,488                     1,389
 BAY NETWORKS INC                                              32,900                     890                       687

                              SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1996



                                                        NUMBER OF SHARES OR
                                                          US SAVINGS BONDS
    NAME OF ISSUER AND DESCRIPTION                     HELD AT CLOSE OF PERIOD           COST             CURRENT VALUE

-------------------------------------------------------------------------------------------------------------------------
 BEAR STEARNS COS INC                                          19,100                     373                       532
 BELL ATLANTIC CORP                                            67,900                   3,776                     4,396
 BELLSOUTH CORP                                                55,800                   1,931                     2,253
 BENEFICIAL CORP                                                9,200                     483                       583
 BETHLEHAM STL CORP                                            26,800                     326                       241
 BLACK + DECKER CORPORATION                                    47,200                     854                     1,422
 BOATMENS BANCSHARES INC                                       25,800                   1,443                     1,664
 BOEING CO                                                     84,700                   4,528                     9,010
 BOISE CASCADE CORP                                            14,500                     474                       460
 BORDERS GROUP INC                                              9,600                     290                       344
 BOWATER INC                                                   11,800                     533                       444
 BOYD GAMING CORP                                               6,900                     113                        57
 BRISTOL MYERS SQUIBB CO                                       91,600                   8,648                     9,961
 BROWNING FERRIS INDS INC                                     104,300                   3,089                     2,738
 BURLINGTON NORTHN SANTA FE                                    25,000                   1,735                     2,159
 CALIBER SYS INC                                                5,900                     221                       113
 CARNIVAL CORP                                                 48,400                   1,134                     1,597
 CATERPILLAR INC                                               48,900                   1,386                     3,680
 CENTRAL FID BKS INC                                            9,000                     206                       232
 CHAMPION INTL CORP                                            28,700                   1,407                     1,241
 CHARTER ONE FINL INC                                           7,400                     243                       311
 CHASE MANHATTAN CORP NEW                                      15,600                     801                     1,392
 CHEVRON CORP                                                 106,200                   4,549                     6,903
 CHUBB CORP                                                    40,900                   1,840                     2,198
 CIGNA CORP                                                    17,900                   1,782                     2,445
 CINCINNATI MILACRON INC                                        9,000                     231                       197
 CINERGY CORP                                                  24,500                     825                       818
 CIRCUIT CITY STORES INC                                       26,000                     673                       783
 CIRCUS CIRCUS ENTERPRISES INC                                 21,200                     724                       729
 CISCO SYS INC                                                108,900                   6,140                     6,929
 CITICORP                                                      79,100                   3,802                     8,147
 COCA COLA CO                                                 246,200                   6,311                    12,956
 COLGATE PALMOLIVE CO                                          31,000                   2,125                     2,860
 COLTEC INDS INC                                               10,900                     218                       206
 COLUMBIA / HCA HEALTHCARE CORP                               178,900                   5,298                     7,290
 COLUMBIA GAS SYS INC                                          15,900                     766                     1,012
 COMCAST CORP                                                  66,500                   1,113                     1,184

                              SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1996


                                                        NUMBER OF SHARES OR
                                                          US SAVINGS BONDS
    NAME OF ISSUER AND DESCRIPTION                     HELD AT CLOSE OF PERIOD           COST             CURRENT VALUE

-------------------------------------------------------------------------------------------------------------------------
 COMPAQ COMPUTER CORP                                          50,900                   1,810                     3,779
 COMPUTER ASSOC INTL INC                                       61,300                   3,640                     3,050
 CONSOLIDATED EDISON CO NY INC                                 36,400                   1,028                     1,065
 CONSOLIDATED FREIGHTWAYS CORP                                  3,000                      21                        27
 CONSOLIDATED FREIGHTWAYS INC                                   6,100                     135                       136
 CONSOLIDATED NAT GAS CO                                       13,600                     752                       751
 CONTIFINANCIAL CORP                                            7,300                     213                       264
 COOPER CAMERON CORP                                            8,781                     171                       672
 COOPER INDS INC                                               24,400                   1,047                     1,028
 COOPER TIRE + RUBR CO                                         13,900                     345                       274
 CORESTATES FINL CORP                                          38,300                   1,324                     1,987
 COX COMMUNICATIONS INC NEW                                    11,000                     260                       254
 CPC INTL INC                                                  34,100                   1,653                     2,643
 CREDIT ACCEPTANCE CORP                                         7,600                     199                       179
 CRESTAR FINL CORP                                              6,900                     399                       513
 CROMPTON + KNOWLES CORP                                       16,400                     288                       316
 CROWN CORK + SEAL INC                                         24,100                     946                     1,310
 CSX CORP                                                      32,900                   1,333                     1,390
 CUMMINS ENGINE INC                                             9,100                     390                       419
 CYTEC INDS INC                                                 9,300                     245                       378
 DANA CORP                                                      3,900                     120                       127
 DAYTON HUDSON CORP                                            46,200                   1,469                     1,813
 DEAN WITTER DISCOVER + CO                                     28,200                   1,149                     1,868
 DELTA AIR LINES INC DE                                         7,900                     550                       560
 DIME BANCORP INC NEW                                          18,300                     221                       270
 DISNEY WALT CO                                               137,800                   6,371                     9,594
 DOMINION RES INC VA                                           27,700                   1,040                     1,067
 DONNELLEY R R + SONS CO                                       33,500                     960                     1,051
 DOW CHEM CO                                                   48,700                   3,133                     3,817
 DTE ENERGY CO                                                 22,400                     777                       725
 DU PONT E I DE NEMOURS + CO                                  112,900                   6,509                    10,655
 DURACELL INTL INC                                              6,600                     405                       461
 E M C CORP MASS                                               41,200                     866                     1,365
 EATON CORP                                                    17,600                     826                     1,228
 ECOLAB INC                                                    12,900                     422                       485
 EDISON INTL                                                   70,300                   1,368                     1,397
 EDWARDS A G INC                                                9,900                     254                       333

                              SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1996

                                                        NUMBER OF SHARES OR
                                                          US SAVINGS BONDS
    NAME OF ISSUER AND DESCRIPTION                     HELD AT CLOSE OF PERIOD           COST             CURRENT VALUE

-------------------------------------------------------------------------------------------------------------------------
 EL PASO NAT GAS CO                                             7,671                     279                       387
 EMERSON ELEC CO                                               28,600                   2,134                     2,767
 ENRON CORP                                                    59,600                   1,909                     2,570
 ENTERGY CORP                                                  20,800                     638                       577
 ETHYL CORP                                                    22,100                     223                       213
 EXIDE CORP                                                     6,700                     303                       154
 EXTENDED STAY AMER INC                                        14,100                     214                       284
 EXXON CORP                                                   195,100                  14,014                    19,120
 FEDERAL EXPRESS CORP                                          17,000                     568                       756
 FEDERAL HOME LN MTG CORP                                      30,700                   2,385                     3,381
 FEDERAL NATL MTG ASSN                                        186,700                   3,808                     6,954
 FEDERATED DEPT STORES INC DEL                                 46,100                   1,487                     1,573
 FINOVA GROUP INC                                               4,300                     219                       276
 FIRST CHICAGO NBD CORP                                        54,400                   1,740                     2,924
 FIRST DATA CORP                                               86,400                   3,350                     3,154
 FIRST EMPIRE ST CORP                                           1,200                     314                       346
 FIRST TENN NATL CORP                                          11,500                     308                       431
 FIRST UN CORP                                                 48,000                   2,185                     3,552
 FIRST USA INC                                                 19,800                     412                       686
 FIRST VA BKS INC                                               5,100                     204                       244
 FIRSTAR CORP NEW                                              12,900                     489                       677
 FLEET FINL GROUP INC                                          45,100                   1,412                     2,249
 FOOTSTAR INC                                                   8,500                     168                       211
 FORD MTR CO DEL                                              215,200                   5,894                     6,860
 FOREST LABS INC                                               40,300                   1,696                     1,320
 FOSTER WHEELER CORP                                            8,600                     306                       319
 FPL GROUP INC                                                 29,100                     996                     1,339
 FRONTIER CORP                                                 25,500                     697                       577
 FRUIT OF THE LOOM INC                                         23,200                     681                       879
 GENERAL DYNAMICS CORP                                         11,400                     451                       804
 GENERAL ELEC CO                                              175,500                   8,454                    17,353
 GENERAL INSTRUMENT CORP                                       22,800                     659                       493
 GENERAL MLS INC                                               30,900                   1,758                     1,958
 GENERAL MTRS CORP                                            137,500                   6,051                     7,666
 GENERAL MTRS CORP                                             67,900                   2,918                     3,819
 GENERAL NUTRITION COS INC                                     20,600                     358                       348
 GENERAL RE CORP                                               14,600                   2,328                     2,303

                              SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1996


                                                        NUMBER OF SHARES OR
                                                          US SAVINGS BONDS
    NAME OF ISSUER AND DESCRIPTION                     HELD AT CLOSE OF PERIOD           COST             CURRENT VALUE

-------------------------------------------------------------------------------------------------------------------------
 GEORGIA GULF CORP                                              6,400                     201                       172
 GEORGIA PAC CORP                                               1,500                     111                       108
 GILLETTE CO                                                    1,600                     102                       124
 GLOBAL MARINE INC                                             31,700                     545                       654
 GOLDEN WEST FINL CORP DEL                                      9,400                     473                       593
 GOODYEAR TIRE AND RUBBER                                      26,600                   1,100                     1,366
 GPU INC                                                       19,000                     548                       639
 GRAINGER W W INC                                              11,500                     669                       923
 GRAND CASINOS INC                                              7,500                     178                       101
 GREAT WESTN FINL CORP                                         23,000                     404                       667
 GREENPOINT FINL CORP                                           8,200                     229                       388
 GTE CORP                                                     153,000                   5,590                     6,962
 HARRAHS ENTMT INC                                             20,800                     602                       413
 HARRIS CORP DEL                                                7,400                     414                       508
 HEALTH MGMT ASSOC                                             43,000                     667                       967
 HEINZ H J CO                                                  73,500                   2,440                     2,628
 HEWLETT PACKARD CO                                           182,400                   3,685                     9,166
 HILTON HOTELS CORP                                            28,800                     768                       752
 HOME DEPOT INC                                                 5,600                     287                       281
 HOUSEHOLD INTL INC                                             8,100                     744                       747
 HOUSTON INDS INC                                                 100                       2                         2
 HUMANA INC                                                   100,400                   2,066                     1,920
 HUNTINGTON BANCSHARES INC                                     23,500                     521                       620
 ILLINOVA CORP                                                 11,400                     293                       313
 IMC GLOBAL INC                                                18,600                     730                       728
 INCO LTD                                                      27,200                     890                       867
 INGERSOLL RAND CO                                             24,300                     896                     1,081
 INLAND STL INDS INC                                           12,900                     325                       258
 INPUT/OUTPUT INC                                               7,400                     255                       137
 INTEL CORP                                                   137,100                   8,652                    17,951
 INTERNATIONAL BUSINESS MACHS                                  95,400                   5,909                    14,405
 INTERNATIONAL FLAVOURS                                        23,500                   1,110                     1,057
 INTERNATIONAL GAME TECHNOLOGY                                 29,200                     603                       533
 ITT CORP NEW                                                  24,100                   1,341                     1,045
 ITT HARTFORD GROUP INC                                        32,800                       0                     2,214
 ITT INDS INC                                                  57,300                   2,702                     1,404
 JOHNSON + JOHNSON                                            101,800                   3,177                     5,064

                              SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1996


                                                        NUMBER OF SHARES OR
                                                          US SAVINGS BONDS
    NAME OF ISSUER AND DESCRIPTION                     HELD AT CLOSE OF PERIOD           COST             CURRENT VALUE

-------------------------------------------------------------------------------------------------------------------------
 JOHNSON CTLS INC                                              31,600                   1,955                     2,619
 JONES APPAREL GROUP INC                                       15,400                     374                       575
 KANSAS CITY PWR + LT CO                                        4,700                     127                       134
 KELLOGG CO                                                    44,600                   3,326                     2,927
 KIMBERLY CLARK CORP                                            6,800                     578                       648
 KU ENERGY CORP                                                   900                      27                        27
 LEAR CORP                                                     11,500                     360                       392
 LEHMAN BROTHERS HLDGS INC                                     16,400                     367                       514
 LILLY ELI + CO                                                18,500                     783                     1,350
 LIMITED INC                                                   58,900                   1,142                     1,082
 LINCOLN NATL CORP IN                                          24,400                   1,077                     1,281
 LOCKHEED MARTIN CORP                                          30,300                   1,037                     2,772
 LOUISIANA PAC CORP                                            32,700                     780                       691
 LOWES COS INC                                                 11,400                     438                       405
 LUCENT TECHNOLOGIES INC                                      100,800                   4,574                     4,662
 LYONDELL PETROCHEMICAL CO                                     14,900                     389                       328
 MANOR CARE INC                                                25,700                     499                       694
 MATTEL INC                                                    80,400                   2,051                     2,231
 MAYTAG CORP                                                   17,500                     344                       346
 MBIA INC                                                      10,000                     712                     1,012
 MCDONALDS CORP                                                63,700                   2,661                     2,882
 MCDONNELL DOUGLAS CORP                                        34,200                   1,014                     2,189
 MCI COMMUNICATIONS CORP                                      107,600                   2,322                     3,517
 MEAD CORP                                                     19,800                   1,058                     1,151
 MERCANTILE BANCORPORATION INC                                  9,800                     484                       504
 MERCANTILE BANKSHARES CORP                                     8,200                     216                       262
 MERCK + CO INC                                               109,400                   5,529                     8,670
 MERCURY FIN CO                                                30,500                     405                       374
 MERCURY GEN CORP NEW                                           5,300                     246                       278
 MERRILL LYNCH + CO INC                                        28,000                   1,709                     2,282
 MFS COMMUNICATIONS INC                                        63,200                   3,213                     3,444
 MGM GRAND INC                                                 11,100                     417                       387
 MICROSOFT CORP                                               107,200                   4,074                     8,857
 MINNESOTA MNG + MFG CO                                         6,400                     498                       530
 MIRAGE RESORTS INC                                            37,100                     674                       802
 MOBIL CORP                                                    66,300                   6,724                     8,105
 MODINE MFG CO                                                  7,000                     211                       187

                              SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1996


                                                        NUMBER OF SHARES OR
                                                          US SAVINGS BONDS
    NAME OF ISSUER AND DESCRIPTION                     HELD AT CLOSE OF PERIOD           COST             CURRENT VALUE

-------------------------------------------------------------------------------------------------------------------------
 MOLEX INC                                                      9,400                     278                       335
 MONEY STORE INC                                                9,900                     285                       274
 MONSANTO CO                                                    3,200                     133                       124
 MORGAN STANLEY GROUP INC                                      25,500                   1,294                     1,457
 MOTOROLA INC                                                  75,400                   3,838                     4,628
 NABISCO HLDGS CORP                                            12,900                     391                       502
 NATIONAL SEMICONDUCTOR CORP                                   25,900                     548                       631
 NATIONAL SVC INDS INC                                         11,000                     384                       411
 NATIONSBANK CORP                                              50,800                   2,720                     4,966
 NEW ENGLAND ELEC SYS                                          10,200                     346                       356
 NEWPORT NEWS SHIPBUILDING INC                                 13,700                     212                       206
 NINE WEST GROUP INC                                            9,900                     400                       459
 NORDSTROM INC                                                 18,000                     824                       638
 NORFOLK SOUTHN CORP                                           12,700                   1,115                     1,111
 NORTHEAST UTILS                                               19,200                     311                       254
 NORTHERN STS PWR CO MN                                        12,500                     594                       573
 NORTHERN TRUST CORP                                           18,700                     637                       678
 NORTHROP GRUMMAN CORP                                          1,000                      57                        83
 NUCOR CORP                                                    23,200                   1,294                     1,183
 NYNEX CORP                                                    67,700                   3,183                     3,258
 OHIO CAS CORP                                                  7,900                     265                       281
 OLD KENT FINL CORP                                             7,600                     337                       363
 ORACLE SYS CORP                                              124,500                   1,951                     5,198
 OWENS CORNING                                                 17,200                     583                       733
 P P + L RES INC                                               24,000                     556                       552
 PACCAR INC                                                     8,800                     448                       598
 PACIFIC TELESIS GROUP                                         28,300                     857                     1,040
 PAGING NETWORK INC                                            18,100                     359                       276
 PAINE WEBBER GROUP INC                                        14,500                     301                       408
 PANENERGY CORP                                                61,000                   1,974                     2,745
 PARKER HANNIFIN CORP                                          15,700                     574                       608
 PENNEY J C INC                                                63,100                   2,935                     3,076
 PEPSICO INC                                                  300,900                   6,171                     8,801
 PERKIN ELMER CORP                                             28,800                   1,546                     1,697
 PFIZER INC                                                   120,300                   6,036                     9,970
 PHELPS DODGE CORP                                             17,200                     830                     1,161
 PHILIP MORRIS COS INC                                        142,300                  10,889                    16,027

                              SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1996


                                                        NUMBER OF SHARES OR
                                                          US SAVINGS BONDS
    NAME OF ISSUER AND DESCRIPTION                     HELD AT CLOSE OF PERIOD           COST             CURRENT VALUE

-------------------------------------------------------------------------------------------------------------------------
 PHILLIPS PETE CO                                              47,800                   1,498                     2,115
 PINNACLE WEST CAP CORP                                        13,200                     301                       419
 PIONEER HI BRED INTL INC                                      16,600                   1,196                     1,162
 PMI GROUP INC                                                  8,200                     362                       454
 PNC BK CORP                                                   58,600                   1,288                     2,205
 POGO PRODUCING CO                                              6,900                     241                       326
 PORTLAND GEN CORP                                             29,000                   1,051                     1,218
 POTOMAC ELEC PWR CO                                           18,400                     461                       474
 PRAXAIR INC                                                    3,600                     140                       166
 PRICE COSTCO INC                                              37,700                     690                       947
 PROCTER + GAMBLE CO                                          125,300                   5,700                    13,470
 PROVIDIAN CORP                                                21,900                     808                     1,125
 QUANTUM CORP                                                  12,000                     213                       344
 RALSTON PURINA CO                                             23,500                   1,197                     1,724
 RAYTHEON CO                                                   21,400                     691                     1,030
 READ RITE CORP                                                 8,000                     176                       202
 REGIONS FINL CORP                                             10,200                     438                       527
 REPUBLIC NY CORP                                               9,500                     496                       775
 REYNOLDS METALS CO                                            16,300                     801                       919
 ROHM + HAAS CO                                                13,100                     810                     1,069
 ROYAL DUTCH PETE CO                                           91,300                   7,830                    15,590
 RUBBERMAID INC                                                49,400                   1,183                     1,124
 RYDER SYS INC                                                 12,400                     325                       349
 SAFECO CORP                                                   25,000                     767                       986
 SALOMON INC                                                   18,100                     735                       853
 SARA LEE CORP                                                 99,500                   2,941                     3,705
 SBC COMMUNICATIONS INC                                        76,300                   3,595                     3,949
 SCHERING PLOUGH CORP                                          42,100                   2,841                     2,726
 SCHLUMBERGER LTD                                              23,700                   2,359                     2,367
 SCIENTIFIC ATLANTA INC                                        13,200                     218                       198
 SEAGRAM LTD                                                   26,300                     864                     1,019
 SEARS ROEBUCK + CO                                            87,100                   4,394                     4,018
 SENSORMATIC ELECTRS CORP                                      13,600                     288                       228
 SERVICE CORP INTL                                             47,600                     594                     1,333
 SIGNET BANKING CORP                                           10,200                     295                       314
 SILICON GRAPHICS INC                                          30,700                     711                       783
 SMITH INTL INC                                                 8,100                     251                       364

                              SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1996


                                                        NUMBER OF SHARES OR
                                                          US SAVINGS BONDS
    NAME OF ISSUER AND DESCRIPTION                     HELD AT CLOSE OF PERIOD           COST             CURRENT VALUE

-------------------------------------------------------------------------------------------------------------------------
 SONAT INC                                                        700                      37                        36
 SOUTHERN CO                                                  105,000                   2,413                     2,376
 SOUTHERN NATL CORP N C                                        16,100                     375                       584
 SOUTHTRUST CORP                                               16,100                     374                       562
 SOUTHWEST AIRLS CO                                            23,800                     588                       527
 SPRINT CORP                                                   67,400                   1,903                     2,688
 SPS TRANSACTION SVCS INC                                       6,500                     211                        99
 ST PAUL COS INC                                               37,100                     983                     2,175
 STANDARD FED BANCORPORATION                                    4,900                     204                       279
 SUMMIT BANCORP                                                14,800                     534                       648
 SUN INC                                                        4,500                     120                       110
 SUN MICROSYSTEMS INC                                          69,800                     663                     1,793
 SYMBOL TECHNOLOGIES INC                                        5,200                     239                       230
 TCF FINANCIAL CORP                                             5,600                     196                       244
 TCI SATELLITE ENTMT INC                                       12,600                     178                       124
 TELE COMMUNICATIONS INC NEW                                  126,100                   1,866                     1,647
 TEMPLE INLAND INC                                             17,100                     856                       926
 TENET HEALTHCARE CORP                                         88,300                   1,669                     1,932
 TENNECO INC NEW                                               68,500                   2,959                     3,091
 TEXACO INC                                                    52,300                   3,422                     5,132
 TIME WARNER INC                                              103,200                   3,766                     3,870
 TORCHMARK INC                                                 14,300                     660                       722
 TOSCO CORP                                                     8,100                     450                       641
 TOYS R US INC                                                 77,000                   2,543                     2,310
 TRANSAMERICA CORP                                             15,700                   1,150                     1,240
 TRAVELERS GROUP INC                                           71,602                   2,252                     3,249
 TRINOVA CORP                                                   6,500                     218                       236
 TYCO INT LTD                                                  80,000                   2,291                     4,230
 U S WEST INC                                                  74,400                   1,881                     2,399
 U S WEST INC                                                 130,500                   2,312                     2,414
 ULTRAMAR DIAMOND SHAMROCK                                      5,788                     179                       183
 UNICOM CORP                                                   33,900                     852                       920
 UNILEVER N V                                                  33,900                   4,623                     5,941
 UNION CAMP CORP                                                5,900                     284                       282
 UNION CARBIDE CORP                                            29,900                     630                     1,222
 UNION ELEC CO                                                 15,500                     567                       597
 UNION PAC CORP                                                41,300                   1,027                     2,483

                              SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1996


                                                        NUMBER OF SHARES OR
                                                          US SAVINGS BONDS
    NAME OF ISSUER AND DESCRIPTION                     HELD AT CLOSE OF PERIOD           COST             CURRENT VALUE

-------------------------------------------------------------------------------------------------------------------------
 UNION PACIFIC RES GROUP INC                                   35,000                     501                     1,024
 UNION PLANTERS CORP                                           10,500                     337                       410
 UNITED CAROLINA BANCSHARES                                     1,900                      74                        75
 UNITED HEALTHCARE CORP                                        95,200                   4,433                     4,284
 UNUM CORP                                                     14,500                     952                     1,048
 USG CORP                                                      15,000                     419                       508
 USLIFE CORP                                                    8,000                     247                       266
 USX U S STL GROUP                                             16,900                     544                       530
 V F CORP                                                      21,000                   1,045                     1,418
 VIACOM INC                                                    71,400                   3,314                     2,490
 VIVRA INC                                                     15,400                     456                       425
 WABASH NATL CORP                                               1,300                      53                        24
 WAL MART STORES INC                                          453,300                  11,950                    10,369
 WARNER LAMBERT CO                                             80,700                   3,611                     6,053
 WASHINGTON FED INC                                             7,400                     158                       196
 WASHINGTON MUT INC                                            12,400                     318                       537
 WATSON PHARMACEUTICALS INC                                     8,900                     322                       400
 WELLS FARGO + CO                                               1,100                     304                       297
 WESTERN ATLAS INC                                                300                      19                        21
 WESTERN RES INC                                                9,500                     317                       293
 WEYERHAEUSER CO                                               46,400                   1,995                     2,198
 WHIRLPOOL CORP                                                25,000                   1,316                     1,166
 WILMINGTON TR CORP                                             5,500                     179                       217
 WISCONSIN ENERGY CORP                                         14,500                     387                       390
 WMX TECHNOLOGIES INC                                         169,800                   5,329                     5,540
 WORTHINGTON INDS IN                                            3,400                      67                        62
 XEROX CORP                                                    66,700                   3,387                     3,510
 360 COMMUNICATIONS CO                                         25,600                     472                       593
 3COM CORP                                                     21,800                     806                     1,600
                                                       --------------          --------------            --------------
   TOTAL COMMON STOCKS                                     14,408,142                 545,915                   740,165

 UNITED STATES GOVERNMENT SECURITIES
 UNITED STATES TREASURY BILLS                               1,200,000                   1,190                     1,193

                              SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1996


                                                        NUMBER OF SHARES OR
                                                          US SAVINGS BONDS
    NAME OF ISSUER AND DESCRIPTION                     HELD AT CLOSE OF PERIOD           COST              CURRENT VALUE

-------------------------------------------------------------------------------------------------------------------------
 INTEREST BEARING ACCOUNTS
*STATE STREET BANK + TRUST CO
     SHORT TERM INVESTMENT FUND                                   22,926,097                 22,926                 22,926
                                                               -------------            -----------             ----------

      TOTAL DIVERSIFIED EQUITY FUND                               38,534,239               $570,031               $764,284
                                                              ==============          =============         ==============

 GUARANTEED INCOME FUND (1)

 CORPORATE DEBT INSTRUMENTS

 BANKERS TR                                      07/97  5.02%            N/A               $  5,330               $  5,330
 CAISSE DES DEPOTS                               06/98  6.22%            N/A                  3,567                  3,567
 CAISSE DES DEPOTS                               12/99  6.19%            N/A                  2,881                  2,881
 CAISSE DES DEPOTS (DC)                          09/00  6.15%            N/A                  4,043                  4,043
 CDC INVESTMENT MGMT CORP                        06/98  7.11%            N/A                  4,023                  4,023
 CDC INVESTMENT MGMT CORP                        10/99  7.59%            N/A                  3,017                  3,017
 CDC INVESTMENT MGMT CORP                        12/20  6.53%            N/A                  3,578                  3,578
 UNION BANK OF SWITZERLAND                       03/00  4.62%            N/A                  2,020                  2,020
 UNION BANK OF SWITZERLAND                       08/97  4.62%            N/A                  3,545                  3,545
 UNION BANK OF SWITZERLAND                       10/98  5.63%            N/A                      2                      2
 UNION BANK OS SWITZERLAND                       03/00  5.15%            N/A                  1,577                  1,577
 UNITED OF OMAHA LIFE INS                        07/00  5.63%            N/A                  1,999                  1,999
                                                               -------------            -----------             ----------
   TOTAL CORPORATE DEBT INSTRUMENTS                                      N/A                 35,582                 35,582

 INSURANCE COMPANY GENERAL ACCOUNTS

 ALLSTATE LIFE INS CO                            10/98  6.80%            N/A                  3,033                  3,033
 ALLSTATE LIFE INSURANCE CO                      11/99  8.28%            N/A                  5,825                  5,825
 ALLSTATE LIFE INSURANCE CO                      02/02  5.94%            N/A                 15,666                 15,666
 CROWN LIFE INS CO GIC 9005871                   03/98  3.97%            N/A                    701                    701
 HANCOCK JOHN MUTUAL LIFE 7201                   12/99  6.60%            N/A                  3,350                  3,350
 HANCOCK JOHN MUTUAL LIFE                        06/20  5.99%            N/A                  2,984                  2,984
 HANCOCK JOHN MUTUAL LIFE                        09/00  6.70%            N/A                  4,035                  4,035
 HANCOCK JOHN MUTUAL LIFE                        10/97  4.82%            N/A                  8,094                  8,094

                              SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1996


                                                                 NUMBER OF SHARES OR
                                                                   US SAVINGS BONDS
    NAME OF ISSUER AND DESCRIPTION                              HELD AT CLOSE OF PERIOD      COST            CURRENT VALUE
----------------------------------------------------------------------------------------------------------------------------
 LIFE INS CO OF VIRGINIA                         02/00  6.37%            N/A                  4,000                  4,000
 MASS MUTUAL LIFE INS                            11/03  5.95%            N/A                 16,407                 16,407
 MERRILL LYNCH MTG INVS INC                      09/20  6.69%            N/A                  2,011                  2,011
 MET LIFE INS GAC 12700                          08/99  7.42%            N/A                 13,480                 13,480
 METROPOLITAN LIFE INS CO                        12/99  6.47%            N/A                 10,384                 10,384
 METROPOLITAN LIFE INS CO                        12/99  6.43%            N/A                  1,144                  1,144
 NEW YORK LIFE INS CO                            10/00  7.05%            N/A                 10,299                 10,299
 NEW YORK LIFE INS CO                            12/98  6.18%            N/A                  5,090                  5,090
 NEW YORK LIFE INS CO                            12/99  5.49%            N/A                  8,985                  8,985
 PEOPLES SECURITY LIFE                           09/96  4.10%            N/A                    277                    277
 PEOPLES SECURITY LIFE                           11/00  6.48%            N/A                  3,512                  3,512
 PEOPLES SECURITY LIFE                           07/98  5.50%            N/A                  5,979                  5,979
 PEOPLES SECURITY LIFE                           06/99  7.11%            N/A                  4,046                  4,046
 PEOPLES SECURITY LIFE                           06/97  4.75%            N/A                  3,824                  3,824
 PEOPLES SECURITY LIFE                           01/98  5.42%            N/A                  2,802                  2,802
 PEOPLES SECURITY LIFE                           09/98  5.63%            N/A                  3,230                  3,230
 PEOPLES SECURITY LIFE                           03/99  5.30%            N/A                  4,991                  4,991
 PEOPLES SECURITY LIFE                           09/97  5.11%            N/A                  2,890                  2,890
 PEOPLES SECURITY LIFE                           12/99  6.62%            N/A                  4,034                  4,034
 PEOPLES SECURITY LIFE                           12/99  6.36%            N/A                  5,176                  5,176
 PROVIDENT LIFE + ACCIDENT                       03/99  6.57%            N/A                 22,295                 22,295
 PRUDENTIAL INS CO OF AMER                       09/98  6.16%            N/A                  2,060                  2,060
 SECURITY LIFE OF DENVER                         08/98  6.20%            N/A                  6,017                  6,017
 SECURITY LIFE OF DENVER                         10/99  6.01%            N/A                  5,025                  5,025
 STATE STREET BANK                               11/00  7.07%            N/A                    987                    987
 STATE STREET BANK                               01/01  6.34%            N/A                  1,774                  1,774
 STATE STREET BANK AND TRUST                     05/00  7.16%            N/A                  4,899                  4,899
 STATE STREET BANK + TRUST                       05/01  6.87%            N/A                  5,222                  5,222
 STATE STREET BANK + TRUST                       09/01  6.84%            N/A                  8,462                  8,462
 STATE STREET BANK LEHMAN                        10/00  7.17%            N/A                  6,053                  6,053
 STATE STREET BANK MIDLAND                       04/03  7.32%            N/A                  1,850                  1,850
 STATE STREET BANK NYEG                          10/02  6.75%            N/A                  1,977                  1,977
 U S DEPT VETERAN AFFAIRS REMIC                  12/09  6.75%            N/A                  1,422                  1,424
                                                                  ----------             ----------             ----------
   TOTAL INSURANCE COMPANY GENERAL ACCOUNTS                              N/A                224,292                224,294

                              SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               December 31, 1996


                                                 NUMBER OF SHARES OR
                                                   US SAVINGS BONDS
    NAME OF ISSUER AND DESCRIPTION              HELD AT CLOSE OF PERIOD                COST             CURRENT VALUE
----------------------------------------------------------------------------------------------------------------------------
 INTEREST BEARING ACCOUNTS
*STATE STREET BANK + TRUST CO
     SHORT TERM INVESTMENT FUND                              11,603,063                 11,603                 11,603
                                                             ----------               --------               --------
 TOTAL GUARANTEED INCOME FUND                                11,603,063               $271,477               $271,479
                                                       ================         ==============         ===============

 BOND INDEX FUND

 VANGUARD BOND INDEX FUND INC                                 2,883,027               $ 28,474               $ 28,369
                                                       ================         ==============         ===============

 STOCK AND BOND FUND

 COLUMBIA BALANCED FUND INC                                  16,541,842               $107,533               $151,074
                                                       ================         ==============         ===============

 UTILITY STOCK FUND

 MELLON BANK UTILITY STOCK FUND                               3,056,403               $ 40,932               $ 40,436
                                                       ================         ==============         ===============

TOTAL INVESTMENTS                                                                   $1,923,422             $2,115,103
                                                                                ==============         ==============

(1) The Guaranteed Income Fund is not measured in number of shares and is not applicable (N/A)

 *  A party-in-interest as defined by ERISA

             LINE 27 (D) - SCHEDULE OF REPORTABLE TRANSACTIONS FOR
                       THE YEAR ENDED DECEMBER 31, 1996

COMPANY STOCK FUND                          PACIFIC GAS & ELECTRIC SAVINGS
                                              BENEFIT PLAN SERVICES
                                    ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                             FROM DATE: 01/01/96        TO DATE: 12/31/96
                                         BEGINNING NET ASSET VALUE:   1,210,009,870.00
                                                 5% OF ASSET VALUE:      60,500,493.50
----------------------------------------------------------------------------------------------------------------------
ASSET ID       SECURITY DESCRIPTION        RATE   MAT DATE
# PURCHASES     PURCHASE COST    # SALES           SALE PROCEEDS     5500 GAIN/LOSS     TOTAL #    TOTAL COST/PROCEEDS
----------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED
--------------------
  56           152,507,457.76       236         184,291,862.87       -35,598,077.91      292    336,799,320.63

FIXED INCOME
------------
 119           125,514,334.30       133             26,595,327                 0.00      252    252,109,661.68

SHORT TERM
----------
   0                     0.00         0                   0.00                 0.00        0              0.00

REPORTABLE TRANSACTION TOTALS
-----------------------------
 175           278,021,792.06       369         310,887,190.25      -35,598,077.91       544    588,908,982.31


NON-REPORTABLE TRANSACTION TOTALS
---------------------------------
   0                     0.00         0                   0.00                 0.00        0              0.00

             LINE 27 (D) - SCHEDULE OF REPORTABLE TRANSACTIONS FOR
                       THE YEAR ENDED DECEMBER 31, 1996


UNITED STATES BOND FUND    PACIFIC GAS & ELECTRIC SAVINGS
                              PACIFIC GAS & ELECTRIC
         ERISA 55000 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                   FROM DATE: 01/01/96    TO DATE: 12/31/96
                BEGINNING NET ASSET VALUE:         4,424,073.00
                        5% OF ASSET VALUE:           221,203.65

-----------------------------------------------------------------------------------------------------------------------------
ASSET ID          SECURITY DESCRIPTION         RATE     MAT DATE
# PUCHASES         PURCHASE COST     # SALES            SALE PROCEEDS  5500 GAIN/LOSS      TOTAL #        TOTAL COST/PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED
--------------------
   0                        0.00         0                       000              000           0                        0.00

FIXED INCOME
------------
   0                        0.00         0                       000              000           0                        0.00

SHORT TERM
----------
   0                        0.00         0                       000              000           0                        0.00

REPORTABLE TRANSACTION TOTALS
-----------------------------
   0                        0.00         0                       000              000           0                        0.00

NON-REPORTABLE TRANSACTION TOTALS
---------------------------------
   0                        0.00        33                 71,631.25              000          33                   71,631.25

             LINE 27(D) - SCHEDULE OF REPORTABLE TRANSACTIONS FOR
                       THE YEAR ENDED DECEMBER 31, 1996

DIVERSIFIED EQUITY FUND                                   PACIFIC GAS & ELECTRIC SAVINGS
                                                               J.P. MORGAN/NEW YORK
                                            ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                                   FROM DATE: 01/01/96        TO DATE: 12/31/96
                                                   BEGINNING NET ASSET VALUE:     525,934,407.82
                                                           5% OF ASSET VALUE:     26,296,720.39
------------------------------------------------------------------------------------------------------------------------------------
ASSET ID              SECURITY DESCRIPTION           RATE   MAT DATE
# PURCHASES             PURCHASE COST      # SALES         SALE PROCEEDS        5500 GAIN/LOSS     TOTAL #       TOTAL COST/PROCEEDS
------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED
--------------------
    0                      0.00              0                     0.00                   0.00         0                      0.00

FIXED INCOME
------------
  151            171,167,728.94            101           167,266,751.72                   0.00       252            338,434,480.66

SHORT TERM
----------
    0                      0.00              0                     0.00                   0.00         0                      0.00

REPORTABLE TRANSACTION TOTALS
-----------------------------
  151            171,167,728.94            101           167,266,751.72                   0.00       252            338,434,480.66

NON-REPORTABLE TRANSACTION TOTALS
---------------------------------
 1637            359,394,898.44            732           242,911,857.32          20,089,445.54      2369            602,306,755.76


RUN DATE: 01/16/97

             LINE 27 (D) - SCHEDULE OF REPORTABLE TRANSACTIONS FOR
                       THE YEAR ENDED DECEMBER 31, 1996


GUARANTEED INCOME FUND                          PACIFIC GAS & ELECTRIC CO SFP
                                                PRIMCO INVESTMENT MANAGEMENT
                                  ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                         FROM DATE: 01/01/96        TO DATE: 12/31/96
                                      BEGINNING NET ASSET VALUE:          221,871,754.83
                                         5% OF ASSET VALUE:                11,093,587.74
----------------------------------------------------------------------------------------------------------------------------------
ASSET ID              SECURITY DESCRIPTION          RATE      MAT DATE
# PURCHASES            PURCHASE COST     # SALES              SALE PROCEEDS      5500 GAIN/LOSS    TOTAL #    TOTAL COST/PROCEEDS
----------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED
--------------------
      0                       0.00            0                       0.00                0.00          0                    0.00

FIXED INCOME
------------
    204             215,435,335.77          205             206,966,880.60                0.00        409           422,402,216.37

SHORT TERM
----------
      0                       0.00            0                       0.00                0.00          0                     0.00

REPORTABLE TRANSACTION TOTALS
-----------------------------
    204             215,435,335.77          205             206,966,880.60                0.00        409           422,402,216.37

NON-REPORTABLE TRANSACTION TOTALS
---------------------------------
    486             113,504,393.58          284              69,973,480.43                0.00        770           183,477,874.01

             LINE 27 (D) - SCHEDULE OF REPORTABLE TRANSACTIONS FOR
                       THE YEAR ENDED DECEMBER 31, 1996


BOND INDEX FUND                               PACIFIC GAS & ELECTRIC SAVINGS
                                                 VANGUARD BOND MARKET FUND
                                  ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                         FROM DATE: 01/01/96        TO DATE: 12/31/96
                                      BEGINNING NET ASSET VALUE:          26,535,037.11
                                         5% OF ASSET VALUE:                1,326,751.86
----------------------------------------------------------------------------------------------------------------------------------
ASSET ID              SECURITY DESCRIPTION          RATE      MAT DATE
# PURCHASES            PURCHASE COST     # SALES              SALE PROCEEDS      5500 GAIN/LOSS    TOTAL #    TOTAL COST/PROCEEDS
----------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED
--------------------
   140             11,205,648.26           128              8,432,569.85           -251,831.24       268            19,638,218.11

FIXED INCOME
------------
     0                      0.00             0                      0.00                  0.00         0                     0.00

SHORT TERM
----------
     0                      0.00             0                      0.00                  0.00         0                     0.00

REPORTABLE TRANSACTION TOTALS
-----------------------------
   140             11,205,648.26           128              8,432,569.85           -251,831.24       268            19,638,218.11

NON-REPORTABLE TRANSACTION TOTALS
---------------------------------
     0                      0.00             0                      0.00                  0.00         0                     0.00

             LINE 27 (D) - SCHEDULE OF REPORTABLE TRANSACTIONS FOR
                        THE YEAR ENDED DECEMBER 31,1996

STOCK AND BOND FUND                                    PACIFIC GAS & ELECTRIC SAVINGS
                                                          COLUMBIA BALANCED FUND
                                         ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                                FROM DATE: 01/01/96        TO DATE: 12/31/96
                                               BEGINNING NET ASSET VALUE:     127,992,410 .19
                                                       5% OF ASSET VALUE:        6,399,620.51

------------------------------------------------------------------------------------------------------------------------------------
ASSET ID              SECURITY DESCRIPTION           RATE   MAT DATE
# PURCHASES              PURCHASE COST     # SALES          SALE PROCEEDS      5500 GAIN/LOSS     TOTAL #     TOTAL COST/PROCEEDS
------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED
--------------------
   146                 24,763,393.96          119            18,463,813.63        791,583.64         265           43,227,207.59

FIXED INCOME
------------
     0                          0.00            0                     0.00              0.00           0                    0.00

SHORT TERM
----------
     0                          0.00            0                     0.00              0.00           0                    0.00

REPORTABLE TRANSACTION TOTALS
-----------------------------
   146                 24,763,393.96          119            18,463,813.63        791,583.64         265           43,227,207.59

NON-REPORTABLE TRANSACTION TOTALS
---------------------------------
     0                          0.00            0                     0.00              0.00           0                    0.00

            LINE 27 (D) - SCHEDULE OF REPORTABLE TRANSACTIONS FOR
                       THE YEAR ENDED DECEMBER 31, 1996


UTILITY STOCK FUND                           PACIFIC GAS & ELECTRIC SAVINGS
                                               DREYFUS UTILITY STOCK FUND
                            ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                                        FROM DATE: 01/01/96        TO DATE: 12/31/96
                                   BEGINNING NET ASSET VALUE:      49,283,609
                                           5% OF ASSET VALUE:       2,464,180
---------------------------------------------------------------------------------------------------------------------
ASSET ID           SECURITY DESCRIPTION         RATE   MAT DATE
# PURCHASES          PURCHASE COST    # SALES          SALE PROCEEDS   5500 GAIN/LOSS   TOTAL #   TOTAL COST/PROCEEDS
---------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED
--------------------
   108               13,689,799.14       157           20,158,385.23     -935,171.48      265     33,848,184.37

FIXED INCOME
------------
     0                        0.00         0                    0.00            0.00        0              0.00

SHORT TERM
----------
     0                        0.00         0                    0.00            0.00        0              0.00

REPORTABLE TRANSACTION TOTALS
-----------------------------
   108               13,689,799.14       157           20,158,385.23     -935,171.48      265     33,848,184.37

NON-REPORTABLE TRANSACTION TOTALS
---------------------------------
     0                        0.00         0                    0.00            0.00        0              0.00

                       PACIFIC GAS AND ELECTRIC COMPANY

                          SAVINGS FUND PLAN - PART I


                             FINANCIAL STATEMENTS







                               TABLE OF CONTENTS


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


FINANCIAL STATEMENTS

          Statements of Net Assets Available for Benefits - December 31, 1996
            and 1995

          Statement of Changes in Net Assets Available for Benefits for the Year
            Ended December 31, 1996

          Notes to Financial Statements - December 31, 1996

                              ARTHUR ANDERSEN LLP


                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Employee Benefit Finance Committee of Pacific Gas and Electric Company and
Participants in the Savings Fund Plan:

We have audited the accompanying statements of net assets available for benefits of Pacific Gas and Electric Company Savings Fund Plan - Part I (the Plan) as of December 31, 1996 and 1995, and the related statement of changes in net assets available for benefits for the year ended December 31, 1996. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1996 and 1995, and the changes in its net assets available for benefits for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                             Arthur Andersen LLP
San Francisco, California
     February 26, 1997

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
                          December 31, 1996 AND 1995



                                                  1996             1995
                                            ----------       ----------

(in thousands)

ASSETS:

Investment in Pacific Gas and Electric
  Company Master Trust, at fair value       $1,025,301       $1,000,595

                                            ----------       ----------

                 Total assets                1,025,301        1,000,595



LIABILITIES                                        926         -
                                            ----------       ----------

NET ASSETS AVAILABLE FOR BENEFITS           $1,024,375       $1,000,595
                                            ==========       ==========

The accompanying Notes to Financial Statements are an integral part of these statements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                     For the Year Ended December 31, 1996

(in thousands)

ADDITIONS:
Participant contributions                                             $   35,430
Employer contributions                                                    16,122
Net investment gain from Pacific Gas
   and Electric Company Master Trust                                      25,310
                                                                  --------------
                             Total Additions                              76,862

                                                                  --------------

DEDUCTIONS:

Benefits paid directly to participants or beneficiaries                   52,295
Interplan transfer to Savings Fund Plan - Part II                            787
                                                                  --------------
                             Total Deductions                             53,082

                                                                  --------------


Increase in Net Assets Available for Benefits                             23,780


NET ASSETS AVAILABLE FOR BENEFITS

   Beginning of the year                                               1,000,595
                                                                  --------------

   End of the year                                                    $1,024,375
                                                                  ==============

The accompanying Notes to Financial Statements are an integral part of these statements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996


NOTE 1:  Plan Description

          The Pacific Gas and Electric Company Savings Fund Plan  - Part I (the
Plan) is a defined contribution plan and is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Plan covers all eligible non-union employees of Pacific Gas and Electric Company (the Company), and the non-union employees of any other entity designated by the Company's Board of Directors. The Plan participates in the Pacific Gas and Electric Company Savings Fund Plan Master Trust (the Master Trust), and is administered by the Company's Employee Benefit Administrative Committee and Employee Benefit Finance Committee.

          Although the Company has not expressed any intent to do so, its Board of Directors reserves the right to amend or terminate the Plan at any time. Participants should refer to the Plan document for a complete description of the Plan's provisions. In addition, the financial statements of the Master Trust provide information regarding the activities and transactions of the various investment options offered by the Plan.

          All participants' contributions and their share of all employer contributions, and the earnings and losses resulting from such contributions are immediately vested.

          Employees are eligible to participate in the Plan upon completion of one year of service. Employee contributions, up to a maximum of 6% of covered compensation, as defined, and depending on length of service, are matched by employer contributions at a 75% rate.

          Eligible employees may elect to contribute to the Plan up to 15% of their covered compensation on a pre-tax or after-tax basis. This amount may be deferred compensation (401(k)), or after-tax contributions (non-401(k)). 401(k) contributions are not subject to federal or state income tax until withdrawn or distributed from the Plan.

          All contributions made to the Plan prior to October 1, 1984, are considered to be non-401(k) contributions. As provided under the Tax Reform Act of 1986, employee 401(k) contributions may not exceed $9,500 for 1996, and total contributions to a participant's account may not exceed the lesser of 25% of compensation or $30,000 a year. The annual 401(k) limitation, as indexed, may be adjusted each year to reflect changes in the cost of living.

          Eligible employees may elect to contribute to the Plan any excess funds from the FLEX benefits program, which is a cafeteria plan qualified under
Section 125 of the Internal Revenue Code (IRC). These funds, which are invested in the participant's account in December, are considered 401(k) contributions, but are not eligible for matching employer contributions.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996


NOTE 2:  Summary of Significant Accounting Policies

Basis of Accounting

          The financial statements of the Plan are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of additions, deductions, assets, and liabilities and disclosure of contingencies. Actual results could differ from these estimates.

          The Plan's interest in the Master Trust is stated at fair value based on the Plan's prorated interest in the Master Trust. The Master Trust values investments in the Guaranteed Income Fund at cost which approximates fair value. Generally, all other investments are stated at fair value based on published market quotations.

          Interest income, dividends, investment management fees, where appropriate, and the net appreciation or depreciation in the fair value of the investments held by the Master Trust are allocated to the individual participating plans each day based upon their proportional share of the fund balances.

          Benefits are recorded when paid.

Reclassifications

          Certain amounts in the prior year have been reclassified and formatted to conform to the 1996 presentation.

NOTE 3:  Federal Income Taxes

          The Internal Revenue Service (IRS) has ruled that the Plan is a qualified tax-exempt plan under Section 401(a) and Section 409(a) of the IRC and the trust forming a part thereof is exempt under Section 501(a). Accordingly, no provision for federal income taxes has been made in the financial statements. Furthermore, participating employees are not liable for federal income tax on amounts allocated to their accounts attributable to: (1) employee 401(k) contributions, (2) dividends, earnings, and interest income on both 401(k) contributions and non-401(k ) contributions, or (3) employer contributions, until the time that they withdraw such amounts from the Plan.

          The Company received a favorable tax determination letter from the IRS in November of 1995. Accordingly, the Plan sponsor believes that the Plan continues to be designed and operated in accordance with IRS requirements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996



NOTE 4:  Investments

          The Plan has a prorated interest in the net assets of the Master Trust. The Master Trust Agreement allows the Company's Savings Fund Plans and the Pacific Service Employees Association to participate in the Master Trust.

          The Plan and Master Trust trustee, State Street Bank and Trust Company, invests a significant portion of the contributions to the Plan in common stock of the Company. The Company pays all costs of administering the Plan, including fees and expenses of the Trustee and investment management fees for the Diversified Equity Fund and the Guaranteed Income Fund.

          Participants designate the way in which their contributions are invested and may change their investment designation at any time. Participants may elect to have their contributions invested in one or more of the following funds held by the Master Trust:

               - Company Stock Fund, invested in Pacific Gas and Electric
                 Company common stock;

               - Diversified Equity Fund (DEF), invested in a diversified portfolio of common stock of other companies;

               - Guaranteed Income Fund (GIF), invested in contracts which offer a fixed rate of interest for a specified period of time;

               - Bond Index Fund (BIF), invested in Vanguard Bond Index Fund, a diversified portfolio consisting of marketable fixed-income securities;

               - Stock and Bond Fund (SBF), invested in a Columbia Balanced
                 Fund, a diversified portfolio of marketable equity securities and marketable fixed-income securities.

               - Utility Stock Fund (USF), invested in Mellon Bank Utility Stock
                 Fund, a portfolio of marketable equity securities of electric utility companies that are members of the Edison Electric Institute, including Pacific Gas and Electric Company.

          The United States Bond Fund was closed to new contributions on July 1, 1991.

         Participants should refer to the separate master trust financial statements or their individual quarterly Savings Fund Plan account statements for information relating to the activity in each of the investment options.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996



NOTE 4:  Investments (Continued)

          A participant's interest in the investment funds is represented by participation units allocated on the basis of contributions and assigned a unit value on the basis of the total value of each fund. For investments in the United States Savings Bond Fund, a unit is one bond.

                         PACIFIC GAS ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

NOTE 4:  Investments (Continued)

     The following summarizes the net assets and related investment gain of the Master Trust and the Plan's allocated share of such amounts:

(in thousands)

ASSETS
                                                         1996              1995
Investments, at fair value:
     Company Stock Fund
          Pacific Gas and Electric             $      830,689     $   1,161,205
           Company common stock
     United States government securities                4,542             4,424
     DEF
          United States treasury bills                  1,193             1,042
          Corporate stocks - common                   740,165           503,528
     GIF
          Corporate debt intruments                    35,582            63,540
          Insurance company general accounts          224,294           146,976
     Registered investment companies
          Vanguard Bond Index Fund                     28,369            26,394
          Columbia Balanced Fund                      151,074           127,992
          Mellon Bank Utility Stock Fund               40,436            49,284
     Interest bearing accounts                         58,759            55,584
                                                  -----------       -----------
              Total investments                     2,115,103         2,139,969
                                                  -----------       -----------
Receivables:
     Dividends and interest                            14,919            22,698
     Other receivables                                    537             3,384
                                                  -----------       -----------
              Total receivables                        15,456            26,082
                                                  -----------       -----------
                Total assets                        2,130,559         2,166,051
                                                  -----------       -----------

LIABILITIES                                             1,925                 -
                                                  -----------       -----------

NET ASSETS                                     $    2,128,634     $   2,166,051
                                                  ===========       ===========

Allocated to the Plan                          $    1,024,375     $   1,000,595
Allocated to other plans                            1,104,259         1,165,456
                                                  -----------       -----------
                                               $    2,128,634     $   2,166,051
                                                  ===========       ===========

                         PACIFIC GAS ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996


NOTE 4:  Investments (Continued)

     The composition of the Master Trust investment loss for the year ended December 31, 1996 is as follows:

(in thousands)

Interest income
     Interest bearing accounts                      $       2,835
     United States government securities                      189
     Fixed income investments                              13,263
                                                       ----------
          Total interest income                            16,287
                                                       ----------

Dividend income
     Common stock                                          85,049
     Registered investment companies                        4,282
                                                       ----------
          Total dividend income                            89,331
                                                       ----------

Other income                                                  260


Net depreciation in value of investments                 (161,961)
                                                       ----------

          Total investment loss                     $     (56,083)
                                                       ==========

Allocated to the Plan                               $      25,310
Allocated to other plans                                  (81,393)
                                                       ----------
                                                    $     (56,083)
                                                       ----------

                         PACIFIC GAS ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

NOTE 4:  Investments (Continued)

     The net appreciation (depreciation) in fair value of investments of the Master Trust by major investment category for for the year ended December 31, 1996 is as follows:

(in thousands)

Pacific Gas and Electric Company Common Stock Fund     $   (298,733)
Diversified Equity Fund                                     123,788
Bond Index Fund                                                (798)
Stock and Bond Fund                                          16,161
Utility Stock Fund                                           (2,379)
                                                         ----------
                             Total depreciation        $   (161,961)
                                                         ==========

Allocated to the Plan                                  $    (16,835)
Allocated to other plans                                   (145,126)
                                                         ----------
                                                       $   (161,961)
                                                         ==========

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996


NOTE 4:  Investments (Continued)


     The net asset value per unit of the Company Stock Fund, DEF, GIF, BIF, SBF, and USF is determined by dividing the fair value of fund assets by the number of fund units outstanding. The total number of units held by the Plan and the value per unit of the Company Stock Fund, DEF, GIF, BIF, SBF, and USF for the four quarters ended December 31, 1996 and 1995 are as follows:


 -------------------------------------------------------------------------------
                                               1996
                                            ----------

                         March 31     June 30     September 30     December 31
--------------------------------------------------------------------------------

Company Stock Fund
   Number of units       32,838,726   31,699,494  31,317,822       30,249,894
   Value per unit             $9.93       $10.42       $9.99            $9.77

DEF
   Number of units        3,436,918    3,565,372   3,557,849        3,570,173
   Value per unit           $106.16      $110.52     $113.86          $124.11

GIF
   Number of units      105,473,859  109,034,254 118,296,190      129,108,827
   Value per unit             $1.06        $1.07       $1.09            $1.11

BIF
   Number of units        1,359,087    1,315,660   1,351,415        1,339,088
   Value per unit            $13.63       $13.72      $13.96           $14.40

SBF
   Number of units       11,700,898   11,591,287  11,497,781       11,497,145
   Value per unit             $7.90        $8.13       $8.34            $8.72

USF
   Number of units        1,630,043    1,448,747   1,393,897        1,243,505
   Value per unit            $16.16       $16.55      $15.88           $16.72
--------------------------------------------------------------------------------

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996



NOTE 4:  Investments (Continued)

--------------------------------------------------------------------------------
                                                  1995
                                               ----------

                           March 31     June 30      September 30   December 31
--------------------------------------------------------------------------------

Company Stock Fund *
   Number of units       N/A             38,060,709   36,582,070     34,556,057
   Value per unit        N/A                 $11.99       $12.53         $12.13

DEF
   Number of units         3,002,943      2,937,324    3,095,153      3,264,636
   Value per unit             $78.95         $86.73       $93.48        $100.10

GIF**
   Number of units       111,411,797    115,607,468  113,229,996    111,679,180
   Value per unit              $1.00          $1.01        $1.03          $1.04

BIF
   Number of units         1,335,076      1,326,316    1,370,682      1,333,643
   Value per unit             $12.32         $12.99       $13.30         $13.89

SBF
   Number of units        10,987,970     10,665,946   11,073,905     11,538,598
   Value per unit              $6.61          $7.03        $7.39          $7.77

USF
   Number of units         1,879,041      1,659,091    1,574,548      1,661,633
   Value per unit             $13.27         $14.14       $15.12         $16.50
--------------------------------------------------------------------------------


* The Company Stock Fund converted to a unitized fund in April 1995.

** The GIF Fund converted to a unitized fund in April 1995 and the unit value was no longer fixed at $1.00.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996



NOTE 5:  Subsequent Event

      Effective January 1, 1997, the Company became a subsidiary of its new parent holding company, PG&E Corporation. The Company's ownership interest in Pacific Gas Transmission Company (PGT) and PG&E Enterprises (Enterprises) was transferred to PG&E Corporation. The Company's outstanding common stock was converted on a share-for-share basis into PG&E Corporation common stock. All stock held by the Company Stock Fund is now PG&E Corporation common stock.

                       PACIFIC GAS AND ELECTRIC COMPANY

                          SAVINGS FUND PLAN - PART II


                             FINANCIAL STATEMENTS



                              TABLE OF CONTENTS


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

FINANCIAL STATEMENTS


     Statements of Net Assets Available for Benefits - December 31, 1996 and
          1995

     Statement of Changes in Net Assets Available for Benefits for the Year
          Ended December 31, 1996

     Notes to Financial Statements - December 31, 1996

                              ARTHUR ANDERSEN LLP


                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Employee Benefit Finance Committee of Pacific Gas and Electric Company and
Participants in the Savings Fund Plan:

We have audited the accompanying statements of net assets available for benefits of Pacific Gas and Electric Company Savings Fund Plan - Part II (the Plan) as of December 31, 1996 and 1995, and the related statement of changes in net assets available for benefits for the year ended December 31, 1996. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1996 and 1995, and the changes in its net assets available for benefits for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                             Arthur Andersen LLP
San Francisco, California
     February 26, 1997

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II


                STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
                          December 31, 1996 AND 1995

                                              1996                          1995
                                         ---------                     ---------
(in thousands)

ASSETS:

Investment in Pacific Gas and Electric
  Company Master Trust, at fair value   $1,100,025                    $1,159,330

                                        ----------                     ---------

                       Total assets      1,100,025                     1,159,330



LIABILITIES                                    994                             -
                                        ----------                     ---------

NET ASSETS AVAILABLE FOR BENEFITS       $1,099,031                    $1,159,330
                                        ==========                     =========

The accompanying Notes to Financial Statements are an integral part of these statements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                     For the Year Ended December 31, 1996

(in thousands)

ADDITIONS:
Participant contributions                                           $   56,628
Employer contributions                                                  15,518
Interplan transfer from other plans                                        868
Net investment loss from Pacific Gas
   and Electric Company Master Trust                                   (81,121)
                                                         ---------------------
                     Total Additions                                    (8,107)
                                                         ---------------------

DEDUCTIONS:

Benefits paid directly to participants or beneficiaries                 52,192
                                                         ---------------------
                     Total Deductions                                   52,192

                                                         ---------------------


Decrease in Net Assets Available for Benefits                          (60,299)


NET ASSETS AVAILABLE FOR BENEFITS

   Beginning of the year                                             1,159,330
                                                         ---------------------

   End of the year                                                  $1,099,031
                                                         =====================

The accompanying Notes to Financial Statements are an integral part of these statements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996


NOTE 1:  Plan Description

          The Pacific Gas and Electric Company Savings Fund Plan - Part II (the
Plan) is a defined contribution plan and is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Plan covers all union-represented employees of Pacific Gas and Electric Company (the Company), and the union employees of any other entity designated by the Company's Board of Directors. The Plan participates in the Pacific Gas and Electric Company Savings Fund Plan Master Trust (the Master Trust) and is administered by the Company's Employee Benefit Administrative Committee and Employee Benefit Finance Committee.

          Although the Company has not expressed any intent to do so, its Board of Directors reserves the right to amend or terminate the Plan at any time. Participants should refer to the Plan document for a complete description of the Plan's provisions. In addition, the financial statements of the Master Trust provide information regarding the activities and transactions of the various investment options offered by the Plan.

          All participants' contributions and their share of all employer contributions, and the earnings and losses resulting from such contributions are immediately vested and nonforfeitable.

          Employees are eligible to participate in the Plan upon completion of one year of service. Employee contributions, up to a maximum of 6% of covered compensation, as defined, and depending on length of service, are matched by employer contributions at a 50% rate.

          Eligible employees may elect to contribute to the Plan up to 15% of their covered compensation on a pre-tax or after-tax basis. This amount may be deferred compensation (401(k)), or after-tax contributions (non-401(k)). 401(k) contributions are not subject to federal or state income tax until withdrawn or distributed from the Plan.

          All contributions made to the Plan prior to October 1, 1984, are considered to be non-401(k) contributions. As provided under the Tax Reform Act of 1986, employee 401(k) contributions may not exceed $9,500 for 1996, and total contributions to a participant's account may not exceed the lesser of 25% of compensation or $30,000 a year. The annual 401(k) limitation, as indexed, may be adjusted each year to reflect changes in the cost of living.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996



NOTE 2:  Summary of Significant Accounting Policies

Basis of Accounting

          The financial statements of the Plan are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of additions, deductions, assets, and liabilities and disclosure of contingencies. Actual results could differ from these estimates.

          The Plan's interest in the Master Trust is stated at fair value based on the Plan's prorated interest in the Master Trust. The Master Trust values investments in the Guaranteed Income Fund at cost which approximates fair value. Generally, all other investments are stated at fair value based on published market quotations.

          Interest income, dividends, investment management fees, where appropriate, and the net appreciation or depreciation in the fair value of the investments held by the Master Trust are allocated to the individual participating plans each day based upon their proportional share of the fund balances.

          Benefits are recorded when paid.

Reclassifications

          Certain amounts in the prior year have been reclassified and formatted to conform to the 1996 presentation.



NOTE 3:  Federal Income Taxes

          The Internal Revenue Service (IRS) has ruled that the Plan is a qualified tax-exempt plan under Section 401(a) and Section 409(a) of the IRC and the trust forming a part thereof is exempt under Section 501(a). Accordingly, no provision for federal income taxes has been made in the financial statements. Furthermore, participating employees are not liable for federal income tax on amounts allocated to their accounts attributable to: (1) employee 401(k) contributions, (2) dividends, earnings, and interest income on both 401(k) contributions and non-401(k ) contributions, or (3) employer contributions, until the time that they withdraw such amounts from the Plan.

          The Company received a favorable determination letter from the IRS in November of 1995. Accordingly, the Plan sponsor believes that the Plan continues to be designed and operated in accordance with IRS requirements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996



NOTE 4:  Investments

          The Plan has a prorated interest in the net assets of the Master Trust. The Master Trust Agreement allows the Company's Savings Fund Plans and the Pacific Service Employees Association to participate in the Master Trust.

          The Plan and Master Trust trustee, State Street Bank and Trust Company, invests a significant portion of the contributions to the Plan in common stock of the Company. The Company pays all costs of administering the Plan, including fees and expenses of the Trustee and investment management fees for the Diversified Equity Fund and the Guaranteed Income Fund.

          Participants designate the way in which their contributions are invested and may change their investment designation at any time. Participants may elect to have their contributions invested in one or more of the following funds held by the Master Trust:

               - Company Stock Fund, invested in Pacific Gas and Electric
                 Company common stock;

               - Diversified Equity Fund (DEF), invested in a diversified portfolio of common stock of other companies;

               - Guaranteed Income Fund (GIF), invested in contracts which offer a fixed rate of interest for a specified period of time;

               - Bond Index Fund (BIF), invested in Vanguard Bond Index Fund, a diversified portfolio consisting of marketable fixed-income securities;

               - Stock and Bond Fund (SBF), invested in a Columbia Balanced
                 Fund, a diversified portfolio of marketable equity securities and marketable fixed-income securities.

               - Utility Stock Fund (USF), invested in Mellon Bank Utility Stock
                 Fund, a portfolio of marketable equity securities of electric utility companies that are members of the Edison Electric Institute, including Pacific Gas and Electric Company.

          The United States Bond Fund was closed to new contributions on July 1, 1991.
         Participants should refer to the separate master trust financial statements or their individual quarterly Savings Fund Plan account statements for information relating to the activity in each of the investment options.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996



NOTE 4:  Investments (Continued)

          A participant's interest in the investment funds is represented by participation units allocated on the basis of contributions and assigned a unit value on the basis of the total value of each fund. For investments in the United States Savings Bond Fund, a unit is one bond.

                         PACIFIC GAS ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

NOTE 4:  Investments (Continued)

     The following summarizes the net assets and related investment gain of the Master Trust and the Plan's allocated share of such amounts:

(in thousands)

ASSETS
                                                      1996                  1995
Investments, at fair value:
     Company Stock Fund
          Pacific Gas and Electric
           Company common stock                $    830,689         $  1,161,205
     United States government securities              4,542                4,424
     DEF
          United States treasury bills                1,193                1,042
          Corporate stocks - common                 740,165              503,528
     GIF
          Corporate debt intruments                  35,582               63,540
          Insurance company general accounts        224,294              146,976
     Registered investment companies
          Vanguard Bond Index Fund                   28,369               26,394
          Columbia Balanced Fund                    151,074              127,992
          Mellon Bank Utility Stock Fund             40,436               49,284
     Interest bearing accounts                       58,759               55,584
                                               ------------         ------------
               Total investments                  2,115,103            2,139,969
                                               ------------         ------------
Receivables:
     Dividends and interest                          14,919               22,698
     Other receivables                                  537                3,384
                                               ------------         ------------
               Total receivables                     15,456               26,082
                                               ------------         ------------
                    Total assets                  2,130,559            2,166,051
                                               ------------         ------------

LIABILITIES                                           1,925                -
                                               ------------         ------------

NET ASSETS                                     $  2,128,634         $  2,166,051
                                               ============         ============

Allocated to the Plan                          $  1,099,031         $  1,159,330
Allocated to other plans                          1,029,603            1,006,721
                                               ------------         ------------
                                               $  2,128,634         $  2,166,051
                                               ============         ============

                         PACIFIC GAS ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996


NOTE 4:  Investments (Continued)

  The composition of the Master Trust investment loss for the year ended December 31, 1996 is as follows:


(in thousands)
Interest income
     Interest bearing accounts                               $  2,835
     United States government securities                          189
     Fixed income investments                                  13,263
                                                             --------
          Total interest income                                16,287
                                                             --------

Dividend income
     Common stock                                              85,049
     Registered investment companies                            4,282
                                                             --------
          Total dividend income                                89,331
                                                             --------

Other income                                                      260


Net depreciation in value of investments                     (161,961)

                                                             --------

          Total investment loss                              $(56,083)
                                                             ========

Allocated to the Plan                                        $(81,121)
Allocated to other plans                                       25,038
                                                             --------
                                                             $(56,083)
                                                             ========

                         PACIFIC GAS ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

NOTE 4:  Investments (Continued)

     The net appreciation (depreciation) in fair value of investments of the Master Trust by major investment category for for the year ended December 31, 1996 is as follows:

(in thousands)

Pacific Gas and Electric Company Common Stock Fund     $ (298,733)
Diversified Equity Fund                                   123,788
Bond Index Fund                                              (798)
Stock and Bond Fund                                        16,161
Utility Stock Fund                                         (2,379)
                                                         ---------
          Total depreciation                           $ (161,961)
                                                         =========

Allocated to the Plan                                  $ (144,742)
Allocated to other plans                                  (17,219)
                                                         ---------
                                                       $ (161,961)
                                                         =========

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996



NOTE 4:  Investments (Continued)


     The net asset value per unit of the Company Stock Fund, DEF, GIF, BIF, SBF, and USF is determined by dividing the fair value of fund assets by the number of fund units outstanding. The total number of units held by the Plan and the value per unit of the Company Stock Fund, DEF, GIF, BIF, SBF, and USF for the four quarters ended December 31, 1996 and 1995 are as follows:


--------------------------------------------------------------------------------
                                                    1996
                                                 ----------

                            March 31      June 30     September 30   December 31
--------------------------------------------------------------------------------

Company Stock Fund
   Number of units           63,389,025   61,220,121   60,397,336    58,053,463
   Value per unit                 $9.93       $10.42        $9.99         $9.77

DEF
   Number of units            2,144,428    2,321,084    2,323,059     2,561,391
   Value per unit               $106.16      $110.52      $113.86       $124.11

GIF
   Number of units           98,413,714  104,866,489  113,460,916   119,383,240
   Value per unit                 $1.06        $1.07        $1.09         $1.11

BIF
   Number of units              608,823      620,942      621,454       638,297
   Value per unit                $13.63       $13.72       $13.96        $14.40

SBF
   Number of units            5,078,215    5,356,303     5,348,842     5,777,039
   Value per unit                 $7.90        $8.13         $8.34         $8.72

USF
   Number of units            1,377,472    1,285,129     1,250,050     1,173,291
   Value per unit                $16.16       $16.55        $15.88        $16.72
--------------------------------------------------------------------------------

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996



NOTE 4:  Investments (Continued)


--------------------------------------------------------------------------------
                                                1995
                                             ----------

                          March 31      June 30     September 30     December 31
--------------------------------------------------------------------------------

Company Stock Fund *
   Number of units        N/A           68,143,409  66,801,849       65,031,629
   Value per unit         N/A               $11.99      $12.53           $12.13

DEF
   Number of units          1,577,106    1,682,853   1,790,058        1,985,867
   Value per unit              $78.95       $86.73      $93.48          $100.10

GIF**
   Number of units         89,579,774   94,675,847  97,616,222       99,953,495
   Value per unit               $1.00        $1.01       $1.03            $1.04

BIF
   Number of units            463,904      520,133     548,113          587,137
   Value per unit              $12.32       $12.99      $13.30           $13.89

SBF
   Number of units          4,070,259    4,201,058   4,402,379        4,934,990
   Value per unit               $6.61        $7.03       $7.39            $7.77

USF
   Number of units          1,317,434    1,286,634   1,249,692        1,326,902
   Value per unit              $13.27       $14.14      $15.12           $16.50
--------------------------------------------------------------------------------

* The Company Stock Fund converted to a unitized fund in April 1995.

** The GIF Fund converted to a unitized fund in April 1995 and the unit value was no longer fixed at $1.00.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996


NOTE 5:  Subsequent Event

          Effective January 1, 1997, the Company became a subsidiary of its new parent holding company, PG&E Corporation. The Company's ownership interest in Pacific Gas Transmission Company (PGT) and PG&E Enterprises (Enterprises) was transferred to PG&E Corporation. The Company's outstanding common stock was converted on a share-for-share basis into PG&E Corporation common stock. All stock held by the Company Stock Fund is now PG&E Corporation common stock.















































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